UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 14, 2010

SANGUI BIOTECH INTERNATIONAL, INC.

(Exact Name of Registrant as Specified in Its Charter)

Colorado

(State or Other Jurisdiction of Incorporation)

000-21271	84-1330732
(Commission File Number)	(IRS Employer Identification No.)

Alfred-Herrhausen-Str. 44, 58455 Witten, Germany

 (Address of principal executive offices, Zip Code)

011-49-2302-915-204

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      .   Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .   Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .   Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant’s Certifying Accountant.

Dismissal of Previous Independent Accountants

On December 14, 2010, the Board of Directors of Sangui Biotech International, Inc. (the “Registrant”) dismissed Mantyla McReynolds, LLC who were the Registrant’s independent accountants responsible for the audit of the Registrant's financial statements.  This change in independent accountants did not result from any dissatisfaction with the quality of professional services rendered by Mantyla McReynolds, LLC.

The audit reports of Mantyla McReynolds, LLC on the Registrant’s financial statements for the fiscal years ended June 30, 2009 and 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles except for a going concern opinion expressing substantial doubt about the Registrant’s ability to continue as a going concern.  During the fiscal years ended June 30, 2009 and 2008 and through December 14, 2010, the date of dismissal of Mantyla McReynolds, LLC, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of the former accountant, would have caused it to make reference to the subject matter of the disagreement in connection with its report.  During the Registrant's fiscal years ended June 30, 2009 and 2008 and through December 14, 2010, the date of dismissal, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Registrant provided Mantyla McReynolds, LLC, with a copy of the disclosure contained herein made in response to Item 304(a) of Regulation S-K.  The Registrant requested Mantyla McReynolds, LLC, to furnish, and Mantyla McReynolds, LLC have furnished to the Registrant a letter addressed to the Commission stating that it agreed with the statements made by the Registrant.  A copy of that letter is included as exhibit 16.1 to this Report on Form 8-K.

Newly Engaged Independent Accountants

On December 14, 2010, the Board of Directors of the Registrant approved the engagement of the accounting firm of Sadler, Gibb & Associates as its independent registered public accounting firm responsible for the audit of the Registrant's financial statements effective immediately.  During the two most recently completed audit fiscal years ending June 30, 2009 and 2008, and through December 14, 2010, neither the Registrant nor anyone on its behalf consulted Sadler, Gibb & Associates regarding the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant’s financial statements, and neither a written report was provided to Registrant nor oral advice was provided that Sadler, Gibb & Associates concluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or any matter that was either the subject of a disagreement or a reportable event.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
16.1	Letter re Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sangui Biotech International, Inc.

/s/ Thomas Striepe

Date:

December 17, 2010

____________________________________

By: Thomas Striepe

Its:  President